UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2024

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2024, Comstock Inc. (the “Company”) entered into a binding letter agreement (the “Letter Agreement” with Deep Interstellar Research LLC (“DIR”) and Quantum Generative Materials LLC (“GenMat”) to (i) separate GenMat’s materials development activities (“Materials Science Business”) and space development activities (“Space Business”); (ii) assign all assets, operations, and liabilities relating to the Materials Business to GenMat; (iii) assign all assets, operations, and liabilities relating to the Space Business to GenMat Development LLC; (iv) exchange 100% of GenMat’s equity in GenMat Development LLC for 100% of DIR’s equity in GenMat; and (v) devise and implement a mutually agreeable transition plan to assist GenMat in developing independent operations for the Material Science Business without the need for support from assets, personnel, and vendors that are utilized by the Space Business. In connection with the foregoing transactions, GenMat will additionally pay $1,000,000 to the founder of GenMat in exchange for assignment of all rights to related intellectual properties, plus a contingent earn-out payment equal to 3% of either (a) the consideration paid in connection with the liquidation of substantially all of the equity of GenMat in excess of $100,000,000, or (b) the funds raised by GenMat upon completion of an initial public offering of GenMat at a valuation in excess of $100,000,000. Upon completion of the transactions described above, GenMat will become a 100% owned subsidiary of the Company.

The foregoing summary of the terms of the Letter Agreement is not intended to be exhaustive and is qualified in its entirety by the terms of the Letter Agreement, a copy of which is attached hereto as Exhibit 10.1, which is incorporated by reference herein.

A copy of the press release announcing the transactions contemplated by the Letter Agreement is attached as Exhibit 99.1 to the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: October 7, 2024	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer